UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 14, 2020

AMERICAN HONDA FINANCE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

California	001-36111	95-3472715
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20800 Madrona Avenue Torrance, California		90503
(Address of Principal Executive Offices)		(Zip Code)

(310) 972-2288

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
1.300% Medium-Term Notes, Series A Due March 21, 2022	N/A	New York Stock Exchange
2.625% Medium-Term Notes, Series A Due October 14, 2022	N/A	New York Stock Exchange
1.375% Medium-Term Notes, Series A Due November 10, 2022	N/A	New York Stock Exchange
0.550% Medium-Term Notes, Series A Due March 17, 2023	N/A	New York Stock Exchange
0.750% Medium-Term Notes, Series A Due January 17, 2024	N/A	New York Stock Exchange
0.350% Medium-Term Notes, Series A Due August 26, 2022	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

Item 8.01. Other Events.

American Honda Finance Corporation (the “Company”) is providing the disclosure below and supplementing the risk factors set forth under “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2019 (the “Form 10-K”) with the following risk factor. The information in this Current Report on Form 8-K should be read in conjunction with the risk factors described in the Form 10-K.

The ongoing COVID-19 pandemic and measures intended to prevent its spread could have a material adverse effect on our business, results of operations, cash flows and financial condition.

The ongoing global COVID-19 pandemic could materially adversely affect our business, results of operations, cash flows and financial condition. For instance, the COVID-19 pandemic and the actions taken to slow the its spread, including quarantines, government-mandated actions, stay-at-home orders and other restrictions, have impacted and may continue to impact our workforce and have resulted in and may continue to result in the temporary closure of the sales operations of a number of Honda and Acura dealerships. A large portion of our workforce is temporarily working remotely. This may negatively affect our business, particularly if our infrastructure and information technology systems are not capable of supporting our remote work force or otherwise experience business interruptions or failed processes or if most of our workforce transitions to working from home.

The COVID-19 pandemic and the related restrictions have also adversely affected the business of our parent, American Honda Motors (“AHM”), and our ultimate parent, Honda Motor Co., Ltd. (“HMC”), in a number of ways, including the temporary suspension of production at all plants in North America, which will continue through the start of May, and selected plants in countries outside of North America. There is a possibility that this suspension may be extended. The COVID-19 pandemic and the related restrictions have also caused an economic slowdown, an increase in unemployment claims, have resulted and are expected to continue to result in decreased consumer spending, and could cause a severe global recession. In addition, these events may result in a disruption in the supply chain of the vehicles we finance and have resulted in and may continue to result in a significant decline in the sale of Honda and Acura products and our financing of those products. In addition, we expect these events will result in lower used vehicle prices and increase consumer delinquencies and dealer defaults, or cause other unpredictable and adverse effects. Similar to relief options we have previously offered to customers and dealers impacted by natural disasters, we are currently offering payment relief options to those customers and dealers impacted by COVID-19, including finance contract extensions, deferrals or extensions of lease payments, waiver of late charges, a moratorium on involuntary repossessions, interest deferments for dealer floorplans, and interest only payments for dealer commercial loans . Unlike the relief options we have historically offered for natural disasters, which were limited to the affected geographies, the foregoing relief is being offered across the United States and Canada due to the widespread impact of the COVID-19 pandemic. These actions, along with the other known and unknown adverse impacts of the pandemic, are expected to increase customer’s delinquencies and our credit and residual value losses, as well as our allowance for credit losses and early termination losses on operating leases, and could materially adversely affect our business, financial condition, results of operations, and cash flows.

The COVID-19 pandemic has also led to disruption and volatility in the global capital markets, which has increased and may continue to increase our cost of capital and has adversely affected and may continue to adversely affect our ability to access the capital markets. In addition, the foregoing events and the uncertainty relating thereto have adversely affected our short-term and long-term credit ratings and may continue to further adversely affect our ratings. For example, Moody’s Investors Service has recently downgraded our short-term and long-term issuer ratings to P-2 and A3, respectively, keeping those ratings under review for further downgrade, and S&P Global Ratings placed our short-term and long-term issuer ratings on CreditWatch with negative implications. If either S&P Global Ratings or Fitch Ratings Inc. downgrade our short-term issuer rating, we will lose our Tier-1 commercial paper issuer status, which is likely to reduce our borrowing capacity or increase our costs in the commercial paper markets and may require us to rely more heavily on more expensive types of debt financing or draw on other lines of credit. Additionally, further downgrades, changes to a negative outlook, or placement on review for possible downgrades of our long-term unsecured ratings could also result in an increase in our borrowing costs as well as reduced access to global debt capital markets.

The duration of the COVID-19 pandemic is uncertain, and the extent to which the COVID-19 outbreak adversely impacts our business, results of operations, cash flows and financial condition will depend on future developments that are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of the virus and the actions taken to contain its impact. While we do not yet know the full extent of the impacts on our business, our operations or the global economy as a whole, the effects could have a material adverse effect on our business, financial condition, results of operations, and cash flows. Moreover, many risk factors set forth in the Form 10-K should be interpreted as heightened risks as a result of the impact of the COVID-19 pandemic.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN HONDA FINANCE CORPORATION

Date:	April 14, 2020	By:	/s/ Paul C. Honda
Paul C. Honda
Vice President and Assistant Secretary